CenterState Banks of Florida, Inc. NASDAQ: CSFL May 2008

This presentation contains forward-looking statements, as defined by
Federal Securities Laws, relating to present or future trends or factors affecting the operations, markets and products of CenterState Banks of
Florida, Inc. (CSFL).  These statements are provided to assist in the understanding of future financial performance.  Any such statements are based on current expectations and involve a number of risks and uncertainties.  For a discussion of factors that may cause such forward-
looking statements to differ materially from actual results, please refer to CSFL’s most recent Form 10-Q filed with the Securities Exchange
Commission.
CSFL undertakes no obligation to release revisions to these forward-
looking statements or reflect events or circumstances after the date of this presentation.
Forward Looking Statement

3 Franchise Overview

Corporate Profile
Headquartered in Davenport, Florida (Greater Orlando/Tampa Area)
Nasdaq Symbol:  CSFL
Company formed:  June 2000
4 Subsidiary Banks; 37 branch banking offices – 9 Counties throughout Central Florida
Acquisitions:
CenterState Bank of FL (Dec 2002)
CenterState Bank Mid FL (Mar 2006)
Valrico State Bank (Apr 2007)
150
1,005
834
$ 1,248
Equity:
Deposits:
Loans:
Assets:
March 31, 2008 Highlights ($ millions)
1989
2000 & 1992
1989
1989
Date
Established
196 Hillsborough 5 Valrico State Bank
408 Polk 12 CenterState Bank of FL
390 Pasco, Sumter, Hernando, Citrus, Lake 13 CenterState Bank, N.A.
$253 Osceola, Orange 7 CenterState Bank Central FL
Asset Size
($ millions)
Counties of Operation
No. of
Offices
Subsidiary Banks

Crestview
Bonifay
Chipley
DeFuniak Springs
Wright
Pensacola
Blountstown
Monticello
Tallahassee
Panama City
Port St. Joe
Apalachicola
Perry
Mayo
Jasper
Live Oak
Lake City
Starke
Jacksonville
St. Augustine
Gainesville
Palm Coast
Cross City
Trenton
Ocala
Ormond Beach
Port Orange
Lady Lake
Deltona
Leesburg
Sanford
Spring Hill
Orlando
Merritt Island
Clearwater
Tampa
Winter Haven
Palm Bay
St. Petersburg
FLORIDA
Bradenton
Sebring
Fort Pierce
Sarasota
Arcadia
Port St. Lucie
Venice
Port Charlotte
North Fort Myers
West Palm Beach
Belle Glade
Cape Coral
Coral Springs
Delray Beach
Pompano Beach
Pembroke Pines
Miami
The Everglades
Citrus Springs
Hernando
Crystal River
CITRUS
Wildwood
Lady Lake
Umatilla
Orange City
LAKE
DeBary
Homosassa Springs
Inverness
SUMTER
Leesburg
Eustis
Homosassa
Lake Panasoffkee
Coleman
Mount Plymouth
Yalaha
Bushnell
Cassel
Webster
Mascotte
Pine Hills
Brooksville
FLORIDA
Groveland
Clermont
Winter Park
Spring Hill
HERNANDO
Ridge Manor
Orlando
Azalea Park
Lake Louisa
Pine Castle
Conway
Hudson
Dade City
ORANGE
San Antonio
Bayonet Point
PASCO
Kissimmee
New Port Richey
St. Cloud
Beacon Square
Campbell
Tarpon Springs
Elfers
Land O' Lakes
Zephyrhills
Polk City
Davenport
Lutz
Kathleen
Gibsonia
Haines City
Indian
PINELLAS
HILLSBOROUGH
OSCEOLA
Palm Harbor
Lake Carroll
Hillsborough
Lakeland
Inwood
Lake Alfred
Temple Terrace
Winter Haven
Waverly
Clearwater
Orient Park
Plant City
Tampa
Brandon
Highland City
Wahneta
Largo
Gibsonton
Mulberry
Bartow
Pinellas Park
Seminole
St. Petersburg
Crooked Lake Park
Babson Park
South Pasadena
Fort Meade
POLK
Gulfport
Ruskin
Apollo Beach
Frostproof
Wimauma
Bowling Green
Florida's Turnpike

CenterState Banks of Florida, Inc.

5 Branch Footprint CSFL Branch

Business Strategy
Maintain local decision making
Emphasize relationship banking
Develop a network of profitable banks in high-growth markets in
Central Florida
Disciplined approach to loan and deposit growth
Leverage our investment in our branch network

Strong Market Share
Counties of Operation
Osceola County - (Orlando MSA)
# 4 in market share (7.7%)
3rd fastest growing county in Florida
2007 - 2012 population growth of  37.6%
5 branches
Polk County - (Lakeland MSA)
# 5 in market share (5.8%)
2007 - 2012 population growth of  14.2%
12 branches
Sumter County - (The Villages MSA)
# 5 in market share (4.2%)
2nd fastest growing county in Florida
2007 - 2012 population growth of  40.9%
2 branches
Pasco County - (Tampa MSA)
# 9 in market share (2.2%)
10th fastest growing county in Florida
2007 - 2012 population growth of  22.2%
3 branches
Source: SNL Financial.
Deposit data as of 6/30/07.
Market share data for Citrus, Hernando, Hillsborough, Lake, Osceola, Pasco, Polk and Sumter Counties, Florida.
Excludes Orange County in which CSFL has $33.0 million in deposits and 2 branches.
Deposits Market
Rank Institution ($000) Share Branches
1 Bank of America Corp. (NC) $8,887,673 21.72% 104
2 Wachovia Corp. (NC) 8,095,224 19.78 113
3 SunTrust Banks Inc. (GA) 7,568,875 18.49 133
4 Colonial BancGroup Inc. (AL) 2,918,209 7.13 52
5 Regions Financial Corp. (AL) 2,330,943 5.70 81
6 CenterState Banks of Florida (FL) 968,098 2.37 35
7 Fifth Third Bancorp (OH) 829,165 2.03 26
8 Tampa Banking Company (FL) 722,829 1.77 10
9 Villages Bancorp Inc. (FL) 720,708 1.76 10
10 BB&T Corp. (NC) 695,375 1.70 21

Market Demographics
CSFL Counties
2007 - 2012 Projected Population Growth (%)
CenterState Banks of Florida, Inc. 21.7%
Bank of Florida Corporation 17.5
Seacoast Banking Corporation of Florida 13.9
TIB Financial Corp. 7.0
BankUnited Financial Corporation 9.2
BankAtlantic Bancorp, Inc. 8.4
Capital City Bank Group, Inc. 7.8
Florida 12.8%
Southeast 8.7
United States 6.3
2007 -2012
Population Growth (%)
Sumter 40.9%
Osceola 37.6
Lake 23.0
Hernando 22.9
Pasco 22.2
Orange 16.3
Citrus 15.6
Polk 14.2
Hillsborough 13.5
5 of our 9 counties rank in the top 10
fastest growing counties in Florida
Source: SNL Financial.
Population deposit weighted by county as of 6/30/07.
Southeast includes AL, AR, FL, GA, KY, LA, MS, NC, SC, TN, VA and WV.

Market Demographics
Escambia
Santa Rosa
Okaloosa
Walton
Holmes
Washington
Bay
Calhoun
Gulf
Liberty
Jackson
Gadsden
Franklin
Wakulla
Leon
Jefferson
Taylor
Madison
Dixie
Lafayette
Suwannee
Hamilton
Columbia
Gilchrist
Levy
Citrus
Marion
Alachua
Union
Baker
Bradford
Clay
Duval
Nassau
St. Johns
Putnam
Flagler
Volusia
Lake
Seminole
Orange
Sumter
Hernando
Pasco
Pinellas Hillsborough
Manatee
Sarasota
Charlotte
Lee
Collier
Monroe
Dade
Broward
Palm Beach Hendry
Glades
Martin
St. Lucie
Okeechobee
Highlands
De Soto
Hardee
Polk
Osceola
Indian River
Brevard
Miles
0 30 60
Indicates counties in which CSFL currently has branches
High Growth County (Based on Projected Economic Indicator Change ’05-’10)
Medium Growth County
Low Growth County

10 Operating Results

Operating Results:
Net Interest Income and Net Interest Margin
$9,000
$10,000
$11,000
$12,000
Q1 '07 Q2 '07 Q3 '07 Q4 '07 1Q '08
3.55%
3.75%
3.95%
4.16%
3.61% 3.93% 3.92% 4.13% 4.09%
Net Interest Margin
$9,814 $10,605 $10,901 $11,244 $9,598
Net Interest Income

Prime Rates
CSFL NIM Rates

CenterState
Banks of Florida, Inc.

12 2000 2001 2002 2003 2004 2005 2006 2007 1Q08 NIM - Time Interval Prime - Time Interval Net Interest Margin vs. Prime 3.75 5.00 6.25 7.50 8.75 10.00 3.20 3.60 4.00 4.40 4.80 Prime CSFL NIM

Operating Results
Return on Average Assets (%)
Return on Average Equity (%)
Efficiency Ratio (%)
6.17%
6.41%
5.36%
4.73%
2.97%
81%
74%
73%
71%
72%
0.00%
2.00%
4.00%
6.00%
8.00%
Q1 '07 Q2 '07 Q3 '07 Q4 '07 1Q '08
68%
73%
78%
83%
Net Income ($)
Diluted Earnings per Share
$1,808
$0.16
Net Income
EPS (diluted)
$2,280
$0.18
$1,952
$0.15
$1,759
$0.14
$1,111
$0.09
$1,000
$1,500
$2,000
$2,500
Q1 '07 Q2 '07 Q3 '07 Q4 '07 1Q '08
$0.08
$0.11
$0.14
$0.17
$0.20

Balance Sheet Data
600,000 700,000 800,000 900,000 1,000,000 1,100,000
Q1 '07
Q2 '07
Q3 '07
Q4 '07
1Q '08
- Loans, Deposits, & Repos
1,040,102 1,005,748 1,049,766 1,063,118 953,174
Deposits & Repos
Q1 ‘08 Q4 ‘07 Q3 ‘07 Q2 ‘07 Q1 ‘07
1,005,097 972,620 1,004,426 998,382 889,638
Deposits
83.0% 86.5% 83.7% 82.8% 76.9%
Loans / Deposits
$833,743 $841,405 $840,341 $826,215 $684,141
Loans

Tier 1 Leverage Ratio
1Q '08
Q4 '07
Q3 '07
Q2 '07
Q1 '07
10.65%
10.78%
10.31%
10.16%
11.17%
10.00%
10.35%
10.70%
11.05%
11.40%

CenterState
Banks of Florida, Inc.

15 Capital $10.71 $11.44 $11.71 $11.92 $12.05 9.56 8.70 8.96 9.28 9.43 $8.00 $9.00 $10.00 $11.00 $12.00 $13.00 Q1 '07 Q2 '07 Q3 '07 Q4 '07 1Q '08 Book Value ($) Tangible Book Value ($)

Financial Performance
0.00
0.21
0.42
0.63
0.84
2003 2004 2005 2006 2007 1Q 08
Earnings Per Share ($)
2003 – 2007 CAGR of 12.7%
0.39
0.57
0.66
0.75
0.63
0.09
Net Income ($ Millions)
2003 – 2007 CAGR of 31.3%
2.63
4.37
6.33
8.46
7.80
1.11
0.00
2.00
4.00
6.00
8.00
10.00
2003 2004 2005 2006 2007 1Q 08

2003 – 2007 CAGR: 19.4%

CenterState
Banks of Florida, Inc.

Loan Port folio
83% of our portfolio is secured by real estate
Construction, Development, and Land loans represent
11% of total portfolio
($ Millions)
100
325
550
775
1,000
2003 2004 2005 2006 2007 1Q 08
834
414
441
517
658
841
389
96
77
210
62
Consumer & Other
Commercial
Construction, Development,
& Land
Commercial Real Estate
Residential Real Estate

18 11% 9% 7% 25% 47% Loan Mix 4% 14% 10% 34% 38% By Loan Category 12/31/03 3/31/08 Commercial Consumer and all other Residential Real Estate Commercial Real Estate Construction, A&D, and Land

19 Credit Quality NPLs / Loans (%) 1.37 0.48 0.59 0.27 0.18 0.09 0.18 0.14 0.20 0.29 0.20 0.32 0.00 0.50 1.00 1.50 2003 2004 2005 1Q06 2Q06 3Q06 4Q06 1Q07 2Q07 3Q07 4Q07 1Q08

Credit Quality
ALLL / Loans (%) &
Net Charge – Offs / Avg Loans (%)
(0.12)
(0.07)
(0.05)
(0.08)
(0.12)
(0.02)
(0.20)
(0.15)
(0.10)
(0.05)
0.00
2003 2004 2005 2006 2007 1Q08
NCOs / Avg Loans
ALLL / Loans
1.17
1.29
1.26
1.12
1.29
1.35
1.05
1.15
1.25
1.35
1.45
2003 2004 2005 2006 2007 1Q08

28%
63%
9%
12/31/03
60%
20%
18%
2%
3/31/08
US Agencies US Treasuries Munis-Tax Exempt    MBS
Total $ Value:  $94,079,000
Duration: 1.6 yrs
(e)
Yield:  2.23%
Total $ Value:  $192,773,000
Duration:  3.9 yrs
Yield:  5.07%
Investment Mix

2003 – 2007 CAGR: 15.9%

CenterState Banks of Florida, Inc.

50
250
450
650
850
1,050
2003 2004 2005 2006 2007 1Q08
519
165
148
173
538
660
717
893
973
1,005
Deposit Composition
Approximately 17% of our deposits are non-interest bearing
checking accounts
2003 – 2007 CAGR for non-interest bearing demand of 8%
CDS
Money Market & Savings Accts.
Demand – interest bearing
Non – interest bearing deposits

23 37% 43% 20% 12/31/05 Deposit Mix 16% 32% 52% 3/31/08 Checking MM & Savings Certificates of Deposits

Liquidity
Loans / Deposits (%)
Source:  SNL Financial; provided by Stevens, Inc.
Peer data for the most recent quarter available.
Peer group includes BOFL, BBX, BKUNA, CCBG, SBCF, and TIBB.
Most recent quarter available for BKUNA:  December 31, 2007.
77
99
67
96
72
99
74
100
87
113
83
108
60
80
100
120
2003 2004 2005 2006 2007 1Q08
CSFL Peers

Improving Efficiencies
Efficiency Ratio (%)
76 76
67
68
73
81
60
70
80
90
2003 2004 2005 2006 2007 1Q08
Branches
Opened:
4* 2 1 3 3 0
*Freedom branches; 2 of the freedom branches were closed in 2006.
Deposits per Branch ($ Millions)
21.5
26.4
27.6
29.8
26.3
27.2
18.0
21.5
25.0
28.5
32.0
2003 2004 2005 2006 2007 1Q08

Branches
– Average Deposits
$5,898 Less than 3 year 7
$24,031 3 thru 5 years 3
$32,598 5 yrs and older 27
Avg Deposits
by Location
@ 3/31/08 No. of Years Open
No. of Branch
Locations
Total Number of Branches: 37
Average Deposits per branch:  $26,822
73%
8%
19%
5 yrs and older
3 thru 5 years
Less than 3 years

27 Investment Highlights

S&P 500 Nasdaq Bank
Time Horizon CSFL Index Index
YTD 5/08/08 15.0% (4.8) % (5.5) %
3-Year (25.8) 6.0 (17.2)
5-Year 30.5 55.9 17.0
Investment Highlights
Market Capitalization (5/8/08): $173 million
Institutional Ownership: Approximately 13%
Insider Ownership: Approximately 22
# of Registered Shareholders: 1,054*
Free Float Shares: Approximately 9.7 million shares
Price Performance
*As of December 31, 2007; As reported by Transfer Agent.
3 and 5 year price performance as of March 31, 2008.

Building Shareholder Value
Dedicated Employees
Sustainable Earnings Growth
Credit Quality
Growth Markets
Vision
Focus
Nothing special – just a candid straight-forward
culture, realistic about our business

CenterState Banks of Florida, Inc. NASDAQ: CSFL February 2007